Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
1 STOP MOTORSPORTS	ADVANTAGE USED CARS
1ST CHOICE AUTO SALES	ADVENTURE CHRYSLER JEEP
1ST CHOICE AUTO SALES INC	ADVENTURE SUBARU LLC
1ST CLASS AUTO SALES	AFFINITY AUTOMOTIVE REPAIRS &
1ST CLASS AUTOS	AFFORDABLE AUTO AUCTION
1ST FINANCIAL SERVICES	AJ CAR SALES
24/7 MOTORS LLC	AJ’S AUTO
247 AUTO SALES	ALEX KARRAS LINCOLN
3 BROTHERS INC	ALEXANDRIA MOTORS INC
3005 AUTO WHOLESALE CORP	ALFA MOTORS
301CARSALES.COM	ALL AMERICAN AUTO MART
31 W AUTO BROKERS INC	ALL CREDIT CAR SALES LLC
4042 MOTORS LLC	ALL SEASONS AUTO SALES
414 AUTO CENTER	ALL STAR AUTO GROUP
60 WEST AUTO SALES LLC	ALL STAR AUTO SALES
7TH STREET AUTO SALES	ALL STAR DODGE CHRYSLER JEEP
83 AUTO SALES LLC	ALL STAR MOTORS INC
A & D MOTORS, INC.	ALL WHEEL AUTO
A & S GRAND AVE	ALLAN VIGIL FORD
A 1 AUTO SALES INC	ALLANS SHOWCASE
A CAR AUTO SALES & LEASING	ALLEN TURNER AUTOMOTIVE
A LOT OF USED CARS	ALMA CHEVROLET BUICK GMC
A.R.J.’S AUTO SALES, INC	AL’S AUTO MART
A1 AUTO SALES	ALTERNATIVES
A7AUTO.COM LLC	AMERICAN AUTO SALES WHOLESALE
AAA AUTOMOTIVE LLC	AMERICAN PRESTIGE AUTOS INC
AACC AUTO CAR SALES, INC	AMERIFIRST AUTO CENTER, INC.
ABBY’S AUTOS, INC.	AMS CARS
ABC AUTOTRADER LLC	ANDY MOHR BUICK PONTIAC GMC
ABES AUTO SALES	ANDY MOHR CHEVROLET, INC.
ACCEPTANCE AUTO SALES OF	ANDY MOHR TOYOTA
ACCURATE AUTOMOTIVE OF	ANGRY CARS
ACCURATE MOTORCARS, INC	ANNIE RAE INC
ACE AUTO STAR LLC	ANSWER ONE MOTORS
ACE AUTOMOTIVE, INC.	ANTHONY PONTIAC GMC BUICK INC
ACTION DIRECT USA	ANTHONY UNDERWOOD AUTOMOTIVE
ACURA OF ORANGE PARK	ANTHONY WAYNE AUTO SALES
ADAMS AUTO GROUP	ANY CREDIT AUTO SALES LLC
ADAMSON FORD LLC	APPROVAL AUTO CREDIT INC.
ADS AUTO DISCOUNT SALES INC	ARB WHOLESALE CARS INC
ADVANCED AUTO & TRUCK	ARBOGAST BUICK PONTIAC GMC
ADVANCED AUTO BROKERS, INC.	ARC AUTO LLC

DEALER NAME	DEALER NAME
ARCH ABRAHAM NISSAN LTD	AUTO PROFESSIONAL CAR SALES
ARENA AUTO SALES	AUTO RITE, INC
ARES FINANCIAL SERVICES LLC	AUTO SELECT
ART PINNOWS AUTO	AUTO SELECT INC
ASANKA CARS.COM	AUTO SENSATION USA, INC.
ASHEBORO NISSAN, INC	AUTO SOURCE OF GEORGIA
ASSOCIATED AUTOMOTIVE GROUP	AUTO SOURCE UNLIMITED LLC
ATA TRUCK & AUTO SALES	AUTO SPORT, INC.
ATCHINSON FORD SALES	AUTO STOP INC
ATL AUTO TRADE INC	AUTO TRADE GROUP INC
ATL AUTOS .COM	AUTO TRADEMARK
ATLANTA BEST USED CARS LLC	AUTO VILLA
ATLANTA LUXURY MOTORS INC	AUTO VILLA WEST
ATLANTIS RENT A CAR AND	AUTO WAREHOUSE INC
AUTO AMERICA	AUTO WEEKLY SPECIALS
AUTO B GOOD	AUTO WISE AUTO SALES
AUTO BRITE AUTO SALES	AUTO WISE BUYING SERVICE INC
AUTO CLUB OF MIAMI	AUTO WISE OF SHELBYVILLE
AUTO CREDIT	AUTO WORLD
AUTO DIRECT	AUTODRIVE, LLC
AUTO DIRECT COLUMBUS OH	AUTOLAND
AUTO DIRECT PRE-OWNED	AUTOLAND USA AT SMYRNA
AUTO EXPRESS ENTERPRISE INC	AUTOMAC USA INC
AUTO EXPRESS INC	AUTOMART #1 LLC
AUTO EXTREME INC	AUTOMATIC AUTO CREDIT
AUTO GROUP USA	AUTO-MATIC CREDIT ACCEPTANCE
AUTO LIBERTY OF ARLINGTON	AUTOMAX
AUTO LINE, INC.	AUTOMAX ATLANTA
AUTO LIQUIDATORS OF TAMPA, INC	AUTOMAX OF ANDERSON
AUTO LOOX	AUTOMAX OF GREENVILLE
AUTO MAC 2	AUTOMAX OF GREER
AUTO MART, INC.	AUTOMONDEX INC
AUTO MASTERS	AUTONET GROUP LLC
AUTO MASTERS OF HERMITAGE LLC	AUTONOMICS
AUTO NETWORK OF THE TRIAD LLC	AUTOPLEX
AUTO NETWORK, INC.	AUTOPLEX IMPORT
AUTO PARK CORPORATION	AUTOPLEX, LLC
AUTO PASS SALES & SERVICE CORP	AUTORAMA PREOWNED CARS
AUTO PLAY LLC	AUTOS DIRECT INC
AUTO PLAZA INC	AUTOS ONLINE
AUTO PLUS OF SMITHVILLE LLC	AUTOSHOW SALES AND SERVICE
AUTO POINT USED CAR SALES	AUTOSPORTS
AUTO PORT	AUTOWAY CHEVROLET
AUTO PROFESSION CAR SALES 2	AUTOWAY FORD OF BRADENTON

DEALER NAME	DEALER NAME
AUTOWAY TOYOTA	BEST DEAL AUTO SALES
AUTOWORLD USA	BEST FOR LESS AUTO INC
AUTOXSELL SALES & MARKETING	BEST KIA
AVIS FORD	BEST MOTORS OF HOLLYWOOD INC
AZZA MOTORS, INC.	BEST VALUE AUTO SALES INC
B & B AUTO PERFORMANCE LLC	BETTER AUTOMALL LLC
B & W MOTORS	BEXLEY MOTORCAR COMPANY LLC
BAKER BUICK GMC CADILLAC	BIG BLUE AUTOS, LLC
BALLAS BUICK GMC	BIG BOYS TOYS FLORIDA LLC
BALTIMORE WASHINGTON AUTO	BIG O DODGE OF GREENVILLE, INC
BAMA MOTORCARS INC	BILL BLACK CHEVROLET,
BANK AUTO SALES	BILL BRANCH CHEVROLET
BARBIES AUTOS CORPORATION	BILL BRYAN CHRYSLER DODGE JEEP
BARGAIN SPOT CENTER	BILL BUCK CHEVROLET, INC
BARRETT & SONS USED CARS	BILL CLOUGH FORD INC
BARTS CAR STORE	BILL CURRIE FORD
BASIC AUTO SALES	BILL MAC DONALD FORD INC
BATES FORD INC	BILL MARINE FORD INC
BAY PINES AUTO SALES	BILL OWENS AUTO SALES
BEACH BLVD AUTOMOTIVE, INC	BILLS & SON AUTO SALES INC
BEACH BOULEVARD AUTOMOTIVE INC	BILLS AUTO SALES & LEASING,LTD
BEACHSIDE RIDE	BILLY RAY TAYLOR AUTO SALES
BEAR VALLEY VEHICLE SALES INC	BIRMINGHAM WHOLESALE AUTO LLC
BEASLEY-CROSS PRE OWNED INC	BLACKSTONE IMPORTS OF
BEAU TOWNSEND FORD	BLACKWELL MOTORS INC
BEAU TOWNSEND NISSAN, INC.	BLEECKER CHEVROLET PONTIAC
BEDFORD AUTO WHOLESALE	BLOOMINGTON AUTO CENTER
BEEJAY AUTO SALES INC	BLOSSOM CHEVROLET, INC.
BELAIR ROAD DISCOUNT AUTO	BLUE PRINT AUTOMOTIVE GROUP II
BELLS AUTO SALES	BOB HOOK OF SHELBYVILLE, LLC
BEN DAVIS CHEVROLET OLDSMOBILE	BOB JEANNOTTE BUICK GMC TRUCK
BEN MYNATT NISSAN	BOB KING MITSUBISHI
BENSON CAR MART	BOB KING’S MAZDA
BENSON NISSAN	BOB MAXEY LINCOLN-MERCURY
BEREA AUTO MALL	BOB MONTGOMERY CHEVROLET, INC.
BERGER CHEVROLET	BOB STEELE CHEVROLET INC.
BERKELEY FORD	BOBB SUZUKI
BERMANS AUTOMOTIVE, INC.	BOBBY LAYMAN CHEVROLET, INC.
BERT SMITH INTERNATIONAL	BOLUFE ENTERPRISES, INC.
BESSEMER AL AUTOMOTIVE LLC	BOOMERS TRUCKS & SUVS LLC
BEST BUY AUTO SALES OF TAMPA	BORCHERDING ENTERPRISE, INC
BEST BUY MOTORS	BOSAK HONDA
BEST CAR PRICE USA, INC.	BOULEVARD AUTO SALES & LEASING
BEST CARS KC INC	BOWDEN MOTORS INC

DEALER NAME	DEALER NAME
BOYD’S AUTO SALES	CAPITOL CADILLAC
BRAD WINDHAMS USED CARS INC	CAR BAZAAR INC OF FRANKLIN
BRADLEY CHEVROLET, INC.	CAR CENTRAL
BRAD’S USED CARS	CAR CITY USA LLC
BRAMLETT PONTIAC INC	CAR COLLECTION OF TAMPA INC.
BRANDON HONDA	CAR COLLECTION, INC.
BRANDON MITSUBISHI	CAR CONCEPTS REMARKETING
BRANNON HONDA	CAR CORNER
BROMAR LLC	CAR DEPOT
BRONDES FORD MAUMEE LTD	CAR FINDERS, LLC
BROTHER’S AUTO SALES	CAR MART FL.COM
BROTHERS CHEVROLET OLDSMOBILE	CAR SOURCE, LLC.
BROWN’S AUTO SALES	CAR ZONE
BRUCE KUNESH AUTO SALES	CAR ZONE
BRYANT USED CARS	CAR ZONE
BSK MOTOR CARS	CARDINAL MOTORS INC
BUCKEYE CITY AUTOMOTIVE GROUP	CARDIRECT LLC
BUCKEYE FORD LINCOLN MERC OF O	CAREY PAUL HONDA
BUCKEYE NISSAN, INC.	CARL GREGORY CHRYSLER-DODGE-
BUDS AUTO SALES	CARMART AUTO SALES, INC.
BURNS CHEVROLET, INC	CARMART AUTOMALL LLC
BURNWORTH ZOLLARS INC	CARMASTERS OF ARLINGTON
BUTLER KIA	CAROLINA AUTO EXCHANGE
BUTLER MOTOR CO. INC	CAROLINA AUTO SPORTS
BUY RIGHT AUTOMOTIVE, LLC	CAR-RIGHT
BUYERS CHOICE AUTO CENTER LLC	CARROLLTON MOTORS
BUZZ KARZ LLC	CARS & TRUCKS
BYERLY FORD-NISSAN, INC	CARS CARS CARS INC
BYERS CHEVROLET LLC	CARS GONE WILD II LLC
BYERS KIA	CARS GONE WILD LLC
C & D AUTO EXCHANGE	CARS N CARS, INC.
C & J AUTO WORLD LLC	CARS OF SARASOTA LLC
C & S SALES	CARS R US
CADILLAC OF NOVI INC	CARSMART, INC.
CAMPBELL BROTHERS AUTO SALE	CARZ, INC.
CANDY’S AUTO WORLD INC	CASCADE AUTO GROUP, LTD
CANNON BUICK-MITSUBISHI	CASTLE AUTO OUTLET, LLC
CANNON USED CARS, INC	CASTLE USED CARS
CAPITAL AUTOMOTIVE SALES	CASTRIOTA CHEVROLET GEO INC.
CAPITAL BUICK PONTIAC GMC LLC	CAVALIER AUTO SALES INC
CAPITAL FORD INC	CAVALIER FORD-PORTSMOUTH
CAPITAL MOTORS	CC MOTORS INC
CAPITAL MOTORS LLC	CENTRAL PONTIAC INC.
CAPITOL AUTO	CHAMPION OF DECATUR, INC.

DEALER NAME	DEALER NAME
CHAMPION PREFERRED AUTOMOTIVE	COUGHLIN FORD OF CIRCLEVILLE
CHARLES BARKER PREOWNED OUTLET	COUGHLIN HYUNDAI
CHARLES MOTOR CO.	COUNTRY HILL MOTORS INC
CHARLOTTE MOTOR CARS LLC	COUNTRY HILL MOTORS, INC.
CHARS CARS LLC	COUNTRYSIDE FORD OF CLEARWATER
CHASE AUTO GROUP	COURTESY CHRYSLER DODGE JEEP
CHATHAM PARKWAY TOYOTA	COURTESY CHRYSLER JEEP DODGE
CHOICE AUTO SALES	COURTESY FORD
CHOICE AUTOMOTIVE GROUP	COURTESY NISSAN
CHRIS CARROLL AUTOMOTIVE	COURTESY TOYOTA
CHRIS MOTORS AUTO SALES	COX AUTO SALES, LLC
CHRIS SPEARS PRESTIGE AUTO	COX CHEVROLET INC
CHRONIC INC.	COX TOYOTA/SCION
CIRCLE CITY ENTERPRISES, INC.	COYLE CHEVROLET
CITA AUTO SALES INC	CRAIG & BISHOP, INC.
CITY STYLE IMPORTS INC	CRAIG & LANDRETH INC
CITY USED CARS, INC	CRAMER HONDA OF VENICE
CJ’S AUTO STORE	CRAMER TOYOTA OF VENICE
CLARK CARS INC	CREATIVE AUTOMOTIVE FINANCIAL
CLASSIC AUTO DEALER	CREDIT MASTER AUTO SALE INC
CLASSIC FORD	CREDIT NATION IZUZU
CLASSIC TOYOTA	CREDITMAX AUTO GROUP
CLEAN CARS	CRENCOR LEASING & SALES
CLIFT BUICK GMC	CRM MOTORS, INC.
CLINTON FAMILY FORD	CRONIC CHEVROLET, OLDSMOBILE-
CLONINGER FORD OF HICKORY	CROSSROADS FORD INC
COAST TO COAST AUTO SALES	CROWN AUTO DEALERSHIPS INC.
COASTAL AUTO GROUP INC. DBA	CROWN HONDA
COASTAL AUTOMOTIVE INC	CROWN KIA
COCONUT CREEK HYUNDAI	CROWN MOTORS INC
COGGIN HONDA	CROWN NISSAN
COLUMBUS AUTO RESALE, INC	CROWN NISSAN GREENVILLE
COLUMBUS CAR TRADER	CRYSTAL LAKE CHRYSLER JEEP INC
COOK MOTOR COMPANY	CURRIE MOTORS DRIVERS EDGE
COPPUS MOTORS - CHRYSLER,JEEP	CURRY HONDA
CORAL WAY AUTO SALES INC	D & J MOTORS, INC.
CORLEW CHEVROLET CADILLAC OLDM	DAN CUMMINS CHV BUICK PONTIAC
CORNERSTONER AUTOMOTIVE LLC	DAN HATFIELD AUTO GROUP
CORPORATE FLEET MANAGEMENT	DAN TOBIN PONTIAC BUICK GMC
CORTEZ MOTORS	DAN TUCKER AUTO SALES
COUCH MOTORS LLC	DANE’S AUTO SALES LLC
COUGHLIN AUTOMOTIVE- PATASKALA	DAN’S AUTO SALES, INC
COUGHLIN CHEVROLET- NEWARK	DARCARS WESTSIDE PRE-OWNED
COUGHLIN CHEVROLET OF	DAS AUTO BROKERS

DEALER NAME	DEALER NAME
DAVE GILL PONTIAC GMC	DON JACKSON CHRYSLER DODGE
DAVE SINCLAIR LINCOLN	DON MARSHALL CHYSLER CENTER
DAVES JACKSON NISSAN	DON MEALEY CHEVROLET
DAVID RICE AUTO SALES	DON MOORE CHEVROLET CADILLAC
DAVID SMITH AUTOLAND, INC.	DON REID FORD INC.
DAWSONS AUTO & TRUCK SALES INC	DON WOOD AUTOMOTIVE LTD
DAYS AUTO SALES INC	DONS AUTOMOTIVE GROUP LLC
DBA AUTONATION CHEVROLET	DORAL CARS OUTLET
DEACON JONES AUTO PARK	DOTSON BROS CHRYS DODGE PLYM
DEACON JONES NISSAN LLC	DOUG MARINE MOTORS INC
DEALER SERVICES FINANCIAL CTR	DOWN HOME MOTORS LLC
DEALERS CHOICE MOTOR COMPANY	DRIVE SOURCE
DEALS FOR WHEELS	DRIVER SEAT AUTO SALES LLC
DEALS ON WHEELS	DRIVERIGHT AUTO SALES, INC.
DEALS ON WHEELS AUTO MART	DRIVERS WORLD
DEALS ON WHEELS WHOLESALE LLC	DRIVEWAYCARS.COM
DEALZ AUTO TRADE	DUBLIN CADILLAC NISSAN GMC
DEALZ ON WHEELZ LLC	DUGAN CHEVROLET PONTIAC
DEAN SELLERS, INC.	DUKE IMPORTS, INC.
DEECO’S AUTO SALES INC	DULUTH AUTO EXCHANGE
DENNIS AUTO POINT	DUNN CHEVROLET OLDS INC.
DEPENDABLE MOTOR VEHICLES INC	DURAN MOTOR SPORTS INC
DEREK MOTORCAR CO INC	DUVAL FORD
DESTINYS AUTO SALES	DYNASTY MOTORS
DIAMOND II AUTO SALES, INC.	E & R AUTO SALES INC
DIAMOND MOTORS OF DAYTONA	E AUTO SOLUTIONS
DIANE SAUER CHEVROLET, INC.	EAGLE AUTO STORE INC
DICK MASHETER FORD, INC.	EAGLE ONE AUTO SALES
DICK SCOTT NISSAN, INC.	EARL TINDOL FORD, INC.
DIMMITT CHEVROLET	EAST ANDERSON AUTO SALES
DIRECT AUTO EXCHANGE, LLC	EAST CHARLOTTE NISSAN
DIRECT AUTO SALES LLC	EAST LAKE TRUCK & CAR SALES
DIRECT SALES & LEASING	EAST ORLANDO KIA
DISCOUNT AUTO BROKERS	EASTERN SHORE AUTO BROKERS INC
DIVERSIFIED AUTO SALES	EASY AUTO AND TRUCK
DIVINE AUTO SALES	EAZY RIDE AUTO SALES LLC
DIXIE IMPORT INC	ECONO MOTORS.NET
DIXIE WAY MOTORS INC	ECONOMIC AUTO SALES INC
DM MOTORS, INC.	ECONOMY AUTO MART
DODGE OF ANTIOCH INC	ECONOMY RENT A CAR & SALES INC
DOMESTIC ACQUISITIONS	ED HOWARD LINCOLN MERCURY INC.
DON AYERS PONTIAC INC	ED MARTIN PONTIAC GMC
DON FRANKLIN CHEVROLET, BUICK	ED NAPLETON ELMHURST IMPORTS I
DON HINDS FORD, INC.	ED NAPLETON HONDA

DEALER NAME	DEALER NAME
ED SCHMID FORD INC	FEDERICO PRE OWNED CENTER LLC
ED VOYLES HONDA	FERMAN CHRYSLER JEEP DODGE AT
ED VOYLES HYUNDAI	FERMAN CHRYSLER PLYMOUTH
ED VOYLES KIA OF CHAMBLEE	FIAT OF SAVANNAH
EDDIE ANDRESON MOTORS	FIAT OF WINTER HAVEN
EDDIE AUTO BROKERS	FINAST AUTO SALES
EDDIE CRAIGS EXPRESS	FIRKINS C.P.J.S.
EDDIE MERCER AUTOMOTIVE	FIRST CHOICE AUTOMOTIVE INC
EDGE MOTORS	FIRST STOP AUTO SALES
EDWARDS CHEVROLET CO	FISCHER NISSAN INC.
EGOLF FORD OF BREVARD LLC	FITZGERALD MOTORS, INC.
EJ’S QUALITY AUTO SALES, INC.	FIVE STAR CAR & TRUCK
ELITE AUTO SALES OF ORLANDO	FIVE STAR FORD STONE MOUNTAIN
ELITE CAR OUTLET INC	FLETCHER CHRYSLER PRODUCTS INC
ELITE CAR SALES OF CLEARWATER	FLORIDA AUTO EXCHANGE
ELITE CAR SALES WEST INC	FLORIDA FINE CARS INC
ELITE IMPORTS	FLORIDA TRUCK SALES
ELITE MOTORS, INC.	FLOW HONDA
ELITE RIDES	FLOW VOLKSWAGEN OF GREENSBORO
EMPIRE AUTO SALES & SERVICE	FORD OF PORT RICHEY
EMPIRE AUTOMOTIVE GROUP	FORT MYERS TOYOTA INC.
ENGLEWOOD FORD	FORT PIERCE MOTORS, INC.
ENTERPRISE	FORT WALTON BEACH
ENTERPRISE CAR SALES	FORT WAYNE CREDIT CONNECTION I
ENTERPRISE CAR SALES	FORT WAYNE TOYOTA/LEXUS OF
ENTERPRISE CAR SALES	FORTUNE MOTOR GROUP
ENTERPRISE LEASING CO OF	FOX AUTO SALES
ENTERPRISE LEASING CO. OF ORL.	FOX FORD LINCOLN MIDWEST LLC
ENTERPRISE LEASING COMPANY	FOXWORTHY AUTO SUPERSTORE
ENTERPRISE LEASING COMPANY	FRANK LETA AUTOMOTIVE OUTLET
ENTERPRISE LEASING COMPANY	FRANK MYERS AUTO SALES, INC
ERNEST MOTORS, INC.	FRANKIES AUTO SALES
ERNIE PATTI AUTO LEASING &	FRED ANDERSON KIA
ERWIN CHRYSLER PLYMOUTH DODGE	FRED MARTIN FORD
EXOTIC MOTORCARS	FREDERICO PRE-OWNED CENTER LLC
EXPERT AUTO GROUP INC	FREEDOM AUTO SALES
EXTREME MOTORCARS USA INC	FREEDOM AUTO SALES
EZ AUTO & TRUCK PLAZA II INC	FREEDOM AUTOMOTIVE OF IVEL
EZ PAY AUTO SALES	FREEWAY MOTORCARS, INC.
E-Z WAY CAR SALES & RENTALS	FRENSLEY CHRYSLER PLYMOUTH
FACIDEAL AUTO CENTER INC	FRIDAY’S AUTO SALES, INC.
FAIRLANE FORD SALES, INC.	FRIENDLY FINANCE AUTO SALES
FAMILY KIA	FRITZ ASSOCIATES
FANELLIS AUTO	FRONTIER MOTORS INC

DEALER NAME	DEALER NAME
FUTURE AUTOMOTIVE LLC	GRAVITY AUTOS ROSWELL
G & R AUTO SALES CORP	GREAT BRIDGE AUTO SALES
G & W MOTORS INC	GREAT LAKES CHRYSLER DODGE JEE
GAINESVILLE MITSUBISHI	GREEN FLAG AUTO SALES
GANLEY BEDFORD IMPORTS INC	GREEN LIGHT CAR SALES
GANLEY CHEVROLET, INC	GREENBRIER DODGE OF CHES, INC.
GANLEY CHRYSLER JEEP DODGE INC	GREENE FORD COMPANY
GANLEY EAST, INC	GREENLIGHT MOTORS, LLC
GANLEY LINCOLN MERCURY	GREEN’S TOYOTA
GANLEY, INC	GREENWISE MOTORS
GARY SMITH FORD	GREER NISSAN
GASTONIA CHRYSLER JEEP DODGE	GREG COATS CARS AND TRUCKS
GATES CHEV PONT GMC BUICK	GREG SWEET FORD INC
GATEWAY AUTO PLAZA	GRIFFIN FORD SALES, INC.
GATOR CHRYSLER-PLYMOUTH, INC.	GRIMALDI AUTO SALES INC
GENE GORMAN AUTO SALES	GULF ATLANTIC WHOLESALE INC
GENERAL AUTO LLC	GULF COAST AUTO BROKERS, INC.
GEN-X CORP	GULF MOTORS OF FT. MEYERS
GEOFF ROGERS AUTOPLEX	GWINNETT PLACE FORD
GEORGIA CHRYSLER DODGE	GWINNETT PLACE NISSAN
GEORGIA FINE CARS LLC	H & H AUTO SALES
GEORGIA MOTORS	H & S AUTO SALES LLC
GEORGIA ON WHEELS	HAASZ AUTO MALL, LLC
GERALDA AUTO SALES	HAIMS MOTORS INC
GERMAIN TOYOTA	HALEY FORD
GERMAIN TOYOTA	HALEY TOYOTA CERTIFIED
GETTEL BMW OF GAINESVILLE	HALLECK AUTO SALES
GETTEL NISSAN OF SARASOTA	HALLEEN KIA
GETTEL TOYOTA	HAMILTON CHEVROLET INC
GILBERT CHEVROLET COMPANY INC	HAMMCO INC
GLEN BURNIE AUTO EXCHANGE, INC	HAPPY AUTO MART
GLOVER AUTO SALES	HAPPY CARS INC
GMT AUTO SALES, INC	HARBOR CITY AUTO SALES, INC.
GOLDEN OLDIES	HARDIE’S USED CARS, LLC
GOLLING CHRYSLER JEEP	HARDY CHEVROLET
GOOD MOTOR COMPANY LLC	HARPER AUTO SALE, LLC
GOOD TO GO AUTO SALES, INC.	HARRELSON NISSA
GOODMAN CHEV OLDS CAD NISSAN	HARRIET SALLEY AUTO GROUP LLC
GORDON CHEVROLET, INC.	HATFIELD USED CAR CENTER
GORDON CHEVROLET-GEO	HAWKINSON NISSAN LLC
GOWEN WHOLESALE AUTO	HAYNES AUTO SALES LLC
GR MOTOR COMPANY	HEADQUARTER TOYOTA
GRANT CAR CONCEPTS	HEATH MOTORSPORTS
GRANT MOTORS CORP.	HEATHER DAWN AUTO SALES

DEALER NAME	DEALER NAME
HELLER CAR COMPANY, INC	HUBLER AUTO PLAZA
HENDRICK CHEVROLET LLC	HUBLER CHEVROLET INC
HENDRICK CHRYSLER DODGE JEEP	HUBLER FINANCE CENTER
HENDRICK HONDA	HUBLER NISSAN, INC.
HENDRICK HONDA	HUDSON AUTO SALES
HENDRICK HYUNDAI NORTH	HUNTER AUTO
HENDRICKSCARS.COM	HUNTER SUBARU HYUNDAI
HENNESSY MAZDA PONTIAC	HUSTON MOTORS INC.
HERITAGE AUTOMOTIVE GROUP	HWY 150 BUYERS WAY, INC.
HERITAGE BUICK GMC HONDA	HYUNDAI OF BRADENTON
HERITAGE CADILLAC-OLDS, INC.	HYUNDIA OF GREER
HERITAGE MOTOR COMPANY	I 95 TOYOTA & SCION
HERITAGE MOTOR COMPANY INC.	I AM CARS LTD
HERITAGE NISSAN	IAUTO INC
HERRNSTEIN CHRYSLER INC	IDEAL AUTO
HIBDON MOTOR SALES	IDEAL USED CARS INC
HICKORY HOLLOW CARNIVAL KIA	IMAGINE CARS
HIDY ACURA	IMPERIAL MOTORS
HIGH Q AUTOMOTIVE CONSULTING	IMPERIAL SALES & LEASING INC
HIGHLINE AUTOSPORTS LLC	IMPEX AUTO SALES
HIGHLINE IMPORTS, INC.	IMPORT AUTO BROKERS INC
HILL NISSAN INC	IMPORTS OF TIDEWATER
HILLMAN MOTORS, INC.	INDIAN RIVER LEASING CO
HILLSIDE MOTORS	INDOOR AUTO SALES, INC.
HILTON HEAD MITSUBISHI	INDY MOTORSPORTS
HOGSTEN AUTO WHOLESALE	INDY’S UNLIMITED MOTORS
HOLLAND BROTHERS MOTORS LLC	INFINITI OF BEDFORD
HOLLYWOOD MOTOR CO #1	INTEGRITY AUTO CENTER INC
HOLLYWOOD MOTOR CO #3	INTEGRITY AUTO PLAZA LLC
HOLLYWOOD MOTOR SALES	INTEGRITY AUTO SALES OF JACKSO
HOMESTEAD MOTORS	INTEGRITY AUTOMOTIVE
HOMETOWN AUTO MART, INC	INTERNATIONAL AUTO LIQUIDATORS
HONDA CARS OF BRADENTON	INTERNATIONAL AUTO OUTLET
HONDA CARS OF ROCK HILL	INTERSTATE MOTORS LLC
HONDA OF FRONTENAC	IVAN LEONARD CHEVROLET
HONDA OF GAINESVILLE	J & M AFFORDABLE AUTO, INC.
HONDA OF MENTOR	J & M MOTORS LLC
HONDA OF OCALA	JACK DEMMER FORD, INC.
HONDA OF THE AVENUES	JACK MAXTON CHEVROLET INC
HOOSIER TOM, INC.	JACK MAXTON CHEVROLET, INC
HOOVER AUTOMOTIVE LLC	JACKIE MURPHY’S USED CARS
HOOVER CHRYSLER PLYMOUTH DODGE	JACK-SON AUTO SALES INC
HOOVER MITSUBISHI CHARLESTON	JACKSONVILLE AUTO LINK INC
HORNBUCKLE MOTORS LLC	JACOBY MOTORS INC

DEALER NAME	DEALER NAME
JADES AUTO SALE INC	JK AUTOMOTIVE GROUP LLC
JAKE SWEENEY CHEVROLET, INC	JODECO AUTO SALES
JAKE SWEENEY MAZDA WEST	JOE DENNIS MOTORS, LLC
JAKE SWEENEY SMARTMART INC	JOE KIDD MITSUBISHI
JAKMAX	JOE WINKLE’S AUTO SALES LLC
JAMES TAYLOR AUTOPARK LLC	JOHN BLEAKLEY FORD
JAMESTOWN AUTO SALES INC	JOHN FINGER MAZDA
JAMIE’S DISCOUNT AUTO SALES	JOHN HEISTER CHEVROLET
JARRETT FORD OF PLANT CITY	JOHN HIESTER CHEVROLET
JARRETT GORDON FORD INC	JOHN HIESTER CHRYSLER DODGE
JARRETT-GORDON FORD OF WINTER	JOHN HINDERER HONDA
JAX AUTO WHOLESALE, INC.	JOHN JENKINS, INC.
JAY CHEVROLET, INC	JOHN JONES CHEVY PONTIAC OLDS
JAY HONDA	JOHN KOOL LINCOLN MERCURY INC
JAY PONTIAC BUICK	JOHNNY WRIGHT AUTO SALES LLC
JC AUTOMAX	JOHNNY’S AUTOS LLC
JC LEWIS FORD, LLC	JOHNNYS MOTOR CARS LLC
JEANIES AUTOMOTIVE INC	JOHNSON AUTOPLEX
JEFF SCHMITT AUTO GROUP	JOMAX AUTO SALES
JEFF WYLEF CHEVROLET OF	JON HALL CHEVROLET INC.
JEFF WYLER CHEVROLET, INC	JORDAN AUTO SALES
JEFF WYLER SPRINGFIELD, INC	JOSEPH CHEVROLET OLDSMOBILE CO
JEFFREY P. HYDER	JOSEPH MOTORS
JEFFREYS AUTO EXCHANGE	JOSEPH TOYOTA INC.
JENKINS ACURA	JPL AUTO EMPIRE
JENKINS NISSAN, INC.	JT AUTO INC.
JERRY HAGGERTY CHEVROLET INC	JTR AUTOMOTIVE GROUP
JERRY HUNT AUTO SALES	JULIANS AUTO SHOWCASE, INC.
JERRY WILSON’S MOTOR CARS	JUST-IN-TIME AUTO SALES INC
JERRYS CHEVROLET	K & B FINANCIAL SERVICES INC
JIDD MOTORS INC	K T AUTO SALES LLC
JIM BURKE NISSAN	KACHAR’S USED CARS, INC.
JIM COGDILL DODGE CO	KAHLER AUTO SALES LLC
JIM DOUGLAS SALES AND SERVICE	KALER LEASING SERVICES INC
JIM KIRBY AUTOMOTIVE	KALS AUTO SALES, INC.
JIM ORR AUTO SALES	KAR CONNECTION
JIM SKINNER FORD INC	KARL FLAMMER FORD
JIM WALDRON MILLER ROAD INC	KAW VALLEY INDUSTRIAL INC
JIM WHITE HONDA	KCK AUTO SALES
JIM WOODS AUTOMOTIVE, INC.	KEFFER PRE-OWNED SOUTH
JIMMIE VICKERS INC.	KEITH HAWTHORNE FORD OF
JIMMY BROCKMAN USED CARS	KEITH HAWTHORNE HYUNDAI, LLC
JIMMY SMITH PONTIAC BUICK GMC	KEITH HAWTORNE FORD
JJDS AUTO WHOLE SALE LLC	KEITH PIERSON TOYOTA

DEALER NAME	DEALER NAME
KELLEY BUICK GMC INC	LAKE ST LOUIS AUTO
KELLY NISSAN INC	LAKELAND CAR COMPANY LLC
KENDALL TOYOTA	LAKELAND NEW CAR ALTERNATIVE
KENNYS AUTO SALES, INC	LAKESIDE AUTO SALES, INC.
KEN’S AUTOS	LAKEWOOD MOTOR SALES LLC
KENS KARS	LALLY ORANGE BUICK PONTIAC GMC
KERNERSVILLE DODGE	LANDERS MCLARTY CHEVROLET
KEVINS CAR SALES	LANDERS MCLARTY SUBARU
KEY CHRYLSER PLYMOUTH INC	LANDMARK CDJ OF MONROE, LLC
KIA ATLANTA SOUTH	LANE 1 MOTORS
KIA AUTO SPORT	LANGDALE HONDA KIA OF
KIA COUNTRY OF SAVANNAH	LANGDALE HYUNDAI
KIA OF ANDERSON	LANIGAN’S AUTO SALES
KIA OF CLARKSVILLE	LARRY JAY IMPORTS, INC
KIA OF GASTONIA	LARRY’S USED CARS
KIA OF LEESBURG	LASCO FORD INC
KIA TOWN CENTER	LEBANON FORD LINCOLN
KING AUTOMOTIVE, LLC	LEE FAMILY MOTORS INC
KING MOTORS	LEE’S AUTO SALES, INC
KINGDOM CHEVROLET INC	LEES SUMMIT DODGE CHRYSLER JEE
KINGDOM MOTOR CARS	LEES SUMMIT NISSAN
KINGS FORD, INC	LEGACY MOTORS
KINGS HONDA	LEGACY MOTORS #2
KINGS KIA	LETS DEAL AUTO SALES
KINGS OF QUALITY AUTO SALES	LEWIS AUTO SALES
KINGSWAY MOTORS	LEXUS OF PEMBROKE PINES
KISSELBACK FORD	LGE CORP
KLASSIC CARS LLC	LIBERTY AUTO CITY INC
KMAX INC	LIBERTY AUTO OUTLET INC
KNE MOTORS, INC.	LIBERTY FORD SOUTHWEST, INC
KNH WHOLESALE	LIBERTY MOTORS LLC
KNOX BUDGET CAR SALES & RENTAL	LIBERTY USED MOTORS INC
KOE-MAK CORP	LIPTON TOYOTA
KUHN HONDA VOLKSWAGON	LITTLE RIVER TRADING CO OF
KUHN MORGAN TOYOTA SCION	LOGANVILLE FORD
KUNES COUNTY FORD OF ANTIOCH	LOKEY NISSAN
L & M MOTORS, LLC	LONGSTREET AUTO
LA AUTO STAR, INC.	LOR MOTORCARS
LAFONTAINE AUTO GROUP	LOU LARICHE CHEVROLET INC
LAGRANGE MOTORS	LOU SOBH PONTIAC/BUICK/GMC
LAGRANGE TOYOTA INC	LOUDON MOTORS, INC
LAKE HARTWELL HYUNDAI	LOWERY BROS. OVERSTOCK LLC
LAKE NISSAN SALES, INC.	LOWEST PRICE TRANSPORTATION
LAKE NORMAN MOTORS LLC	LUXURY AUTO DEPOT

DEALER NAME	DEALER NAME
LUXURY AUTO MALL	MAZDA SAAB OF BEDFORD
LUXURY CARS & FINANCIAL, INC.	MAZDA WESTSIDE
LUXURY IMPORTS AUTO SALES	MCCLUSKY AUTOMOTIVE LLC
LUXURY MOTORS LLC	MCGHEE AUTO SALES INC.
M & F AUTO PARK, INC.	MCJ AUTO SALES OF CENTRAL FLOR
M & L MOTOR COMPANY, INC.	MCKENNEY CHEVROLET
M & M AUTO GROUP INC	MCKENNEY DODGE LLC
M & M AUTO SUPER STORE	MCKENNEY-SALINAS HONDA
MACATAWA AUTO & FINANCE CO	MD AUTO SALES LLC
MACHADO AUTO SELL LLC	MEADE BROTHERS AUTO LLC
MACON DEALS INC	MEDINA AUTO BROKERS
MADINA AUTO BROKERS	MEDLIN MOTORS, INC.
MAGIC IMPORTS OF	MELROSE PARK AUTO MALL
MAHER CHEVROLET INC	MEMBERS SALES AND LEASING INC
MAINLAND AUTO SALES INC	MENTOR IMPORTS,INC.
MANASSAS AUTO TRUCK & TRACTOR	MENTOR NISSAN
MANASSAS AUTOMOBILE GALLERY	MEROLLIS CHEVROLET SALES
MANNY’S USED CARS LLC	METRO IMPORTS INC
MARANATHA AUTO	METRO USED CARS
MARANATHA CAR CO	METROLINA AUTO SALES INC
MARCH MOTORS INC.	MIAMI AUTO COLLECTION, INC
MARIETTA AUTO MALL CENTER	MIAMI AUTO SHOW LLC
MARK SWEENEY BUICK PONTIAC GMC	MIAMI CARS INTERNATIONAL INC
MARLOZ OF HIGH POINT	MICHAEL’S IMPORTS
MARSHALL FORD	MICHAEL’S MOTOR CO
MARSHALL MOTORS OF FLORENCE	MID AMERICA AUTO EXCHANGE INC
MASHBURN MOTORS	MID AMERICA AUTO GROUP
MASTER CAR INTERNATIONAL, INC	MID ATLANTIC AUTO SALES NETWOR
MASTER CARS	MID ATLANTIC AUTO SPECIALIST
MASTERS AUTO SALES LLC	MID FLORIDA WHOLESALERS INC
MATHEWS BUDGET AUTO CENTER	MID RIVERS MOTORS
MATHEWS FORD INC.	MIDDLE TENNESSEE AUTO MART LLC
MATHEWS FORD OREGON, INC	MIDDLETOWN FORD, INC
MATIA MOTORS, INC	MIDFIELD MOTOR COMPANY, INC.
MATRIX AUTO SALES, INC.	MIDSTATE MOTORS
MATTERN AUTOMOTIVE,INC	MID-TOWN MOTORS LLC
MATTHEWS MOTOR COMPANY	MIDWAY AUTO GROUP
MATTHEWS MOTORS 2 INC	MIDWAY MOTORS
MATTHEWS MOTORS INC.	MIDWEST AUTO GROUP MISSOURI
MATTHEWS-HARGREAVES CHEVROLET	MIDWEST AUTO STORE LLC
MAXIE PRICE CHEVROLETS OLDS,	MIDWEST FINANCIAL SERVICES
MAXKARS MOTORS	MIDWEST MOTORS & TIRES
MAYSVILLE AUTO SALES	MIDWESTERN AUTO SALES, INC.
MAZDA OF SOUTH CHARLOTTE	MIG CHRYSLER DODGE JEEP RAM

DEALER NAME	DEALER NAME
MIKE BASS FORD	NALLEY HONDA
MIKE CASTRUCCI CHEVY OLDS	NALLEY INFINITI
MIKE CASTRUCCI FORD OF ALEX	NAPLETON’S HYUNDAI
MIKE CASTRUCCI FORD SALES	NAPLETONS NISSAN/NAPLETONS
MIKE ERDMAN TOYOTA	NAPLETON’S NORTH PALM AUTO PK
MIKE REED CHEVROLET INC	NAPLETON’S RIVER OAKS CHRYSLER
MIKES TRUCKS AND CARS	NAPLETON’S RIVER OAKS KIA
MILE STRETCH AUTO SALES	NASA BROTHERS INC
MILFORD MOTORS, INC	NASH CHEVROLET COMPANY
MILLENIUM AUTOMOTIVE GROUP	NASHVILLE AUTOMOTIVE GROUP LLC
MILNER O’QUINN FORD SALES INC	NASHVILLE MOTOR CARS PREMIER
MILTON DODGE CHRYSLER JEEP	NATIONAL ADVANCE CORP
MILTON MARTIN HONDA	NATIONAL AUTO SALES
MINIVAN SOURCE, INC.	NATIONAL CAR MART, INC
MIRACLE CHRYSLER DODGE JEEP	NATIONAL ROAD AUTOMOTIVE LLC
MITCHELL MOTORS	NEIL HUFFMAN NISSAN
MODERN CHEVROLET	NEIL HUFFMAN VW
MODERN CORP	NELSON AUTO GROUP
MONROE DODGE/CHRYSLER INC.	NELSON AUTO SALES
MONTGOMERY MOTORS	NELSON MAZDA RIVERGATE
MONTROSE FORD LINCOLN/MERCURY	NEW CARLISLE CHRYSLER JEEP
MONZON AUTO SALES INC	NEW GENERATION MOTORS INC
MOODY MOTORS	NEWPORT AUTO GROUP
MORGAN MOTORS INC	NEWTON’S AUTO SALES, INC.
MOTOR CAR CONCEPTS II	NICKS AUTO MART
MOTOR KING INC	NIMNICHT PONTIAC
MOTOR WORLD INC	NISSAN OF GALLATIN
MOTORCARS TOYOTA	NISSAN OF MELBOURNE
MOTORHOUSE INC	NISSAN OF ST AUGUSTINE
MOTORMAX OF GRAND RAPIDS	NISSAN ON NICHOLASVILLE
MR AUTO SALES	NITRO MOTORS LLC
MR DEALS AUTO SALES & SERVICE	NORTH ATLANTA AUTO SUPERSTORE
MTS AUTO MALL, INC.	NORTH ATLANTA MOTORS LLC
MUENSTERMAN MOTORS INC	NORTH BROTHERS FORD, INC
MULLINAX FORD OF PALM BEACH	NORTH POINT MOTORS, LLC
MUNGENAST ST. LOUIS HONDA	NORTHEAST AUTO FINANCE INC
MURPHY AUTO SALES	NORTHERN KENTUCKY AUTO SALES
MURPHY MOTOR CO	NORTHGATE AUTO SALES
MURPHY’S AUTO SALES INC	NORTHSIDE AUTO SALES
MURRAY’S USED CARS	NOURSE CHILLICOTHE
MV AUTO SALES	NUMBER ONE IN RADIO ALARMS INC
MY CAR LLC	OAKES AUTO INC
MYLENBUSCH AUTO SOURCE LLC	OCEAN AUTO BROKERS
N & D AUTO SALES, INC.	O’CONNOR AUTOMOTIVE, INC

DEALER NAME	DEALER NAME
O’CONNORS AUTO OUTLER	PAUL MILLER FORD, INC.
O’DANIEL MOTOR SALES, INC.	PAUL WALSH NISSAN INC
OGDEN LINCOLN INC	PAYLESS MOTORS LLC
OHIO AUTO CREDIT	PCT ENTERPRISES LLC
OKOLONA MOTOR SALES	PCT ENTERPRISES OF FLORIDA LLC
OLATHE FORD SALES, INC.	PEACH MOTORS LLC
OLATHE QUALITY AUTO SALES	PEGGY’S AUTO SALES
OLD SOUTH SALES INC.	PELHAM’S AUTO SALES
OLE BEN FRANKLIN MOTORS	PENSACOLA AUTO BROKERS, INC
OLIVER C. JOSEPH, INC.	PERFORMANCE CHEVROLET BMW
ON THE ROAD AGAIN, INC.	PERFORMANCE CHRYSLER JEEP DODG
ON TRACK AUTO MALL, INC.	PERFORMANCE GMC OF
ONYX MOTORS	PERFORMANCE HONDA
ORLANDO AUTOS	PETE FRANKLIN’S WHOLESALE
ORLANDO HYUNDAI	PETE MOORE CHEVROLET, INC
OSCAR MOTORS CORPORATION	PETERS AUTO SALES, INC.
OVERLAND PARK MAZDA	PHILLIPS BUICK PONTIAC GMC INC
OXMOOR FORD LINCOLN MERCURY	PHILLIPS CHRYSLER-JEEP, INC
OXMOOR MAZDA	PHOENIX SPECIALTY MOTORS CORP
P & C MOTOR INC	PILES CHEV-OLDS-PONT-BUICK
PACE CAR	PINEVILLE IMPORTS
PACE CHEVROLET BUICK GMC	PLAINFIELD AUTO SALES, INC.
PACE MOTOR COMPANY	PLAINFIELD FAMILY AUTO & REPAI
PALM AUTOMOTIVE GROUP	PLATTNER’S
PALM BAY FORD	PLAZA LINCOLN MERCURY
PALM BAY MOTORS	PLAZA PONTIAC BUICK GMC INC
PALM BEACH AUTO DIRECT	POGUE CHEVROLET INC
PALM CHEVROLET	POWER PONTIAC GMC OLDSMOBILE
PALM CHEVROLET OF GAINESVILLE	PREFERRED AUTO
PALM COAST FORD	PREMIER AUTO BROKERS, INC.
PALM HARBOR AUTO SALES INC	PREMIER AUTO EXCHANGE
PALMETTO 57 NISSAN	PREMIER AUTOWORKS SALES &
PALMETTO WHOLESALE MOTORS	PREMIERE CHEVROLET, INC.
PAPPADAKIS CHRYSLER DODGE JEEP	PREMIUM AUTO BY RENT
PAQUET AUTO SALES	PREMIUM MOTORS LLC
PARAMOUNT AUTO	PRESTIGE AUTO GROUP
PARK AUTO MALL, INC	PRESTIGE AUTO MALL
PARKS AUTOMOTIVE, INC	PRESTIGE AUTO SALES II INC
PARKS CHEVROLET - GEO	PRESTIGE MOTORS
PARKS CHEVROLET, INC	PRESTIGE MOTORS OF VIERA
PARKWAY MITSUBISHI	PRESTON AUTO OUTLET
PARKWAY MOTORS INC	PRICE RIGHT STERLING HEIGHTS
PARKWAY MOTORS INC	PRICELESS AUTO SALES
PAUL CERAME KIA	PRIME MOTORS INC

DEALER NAME	DEALER NAME
PRIME MOTORS, INC.	RIGHTWAY AUTOMOTIVE CREDIT
PRIME TIME MOTORS LLC	RIGHTWAY AUTOMOTIVE CREDIT
PRO MOTION CO INC	RIOS MOTORS
PROCAR	RIVERSIDE MOTORS, INC
PROFESSIONAL AUTO SALES	RIVIERA AUTO SALES SOUTH, INC.
PROVIDENCE AUTO GROUP LLC	RML HUNTSVILLE AL AUTOMOTIVE
QUALITY BANK REPOS	ROBERT LEE AUTO SALES INC
QUALITY CARS INC	ROCK BOTTOM AUTO SALES, INC.
QUALITY IMPORTS	ROCKENBACH CHEVROLET SALES INC
QUALITY MOTORS LLC	ROD HATFIELD CHRYSLER DGE JEEP
R & B CAR COMPANY	RON BUTLER MOTORS, LLC
R & Z 2 AUTO SALES	ROSE CITY MOTORS
R & Z AUTO SALES	ROSE CITY MOTORS
R.H. CARS, INC.	ROSEN HYUNDAI OF ALGONQUIN LLC
RALEIGH PRE-OWNED INC	ROSEN NISSAN
RANKL & RIES MOTORCARS, INC	ROSS’S AUTO SALES
RAY CHEVROLET	ROUEN MOTORWORKS LTD
RAY SKILLMAN CHEVROLET	ROUSH HONDA
RAY SKILLMAN EASTSIDE	ROUTE 4 BUDGET AUTO
RAY SKILLMAN FORD INC.	ROY O’BRIEN, INC
RAY SKILLMAN OLDSMOBILE AND	ROYAL AUTO SALES
RAY SKILLMAN WESTSIDE	ROYAL OAK FORD SALES, INC.
RAYMOND CHEVROLET KIA	RP AUTOMOTIVE LLC
RE BARBER FORD INC	RPM AUTO SALES
READY CARS INC	RPT SALES & LEASING LLC
REALITY AUTO SALES INC	RT 177 AUTO SALES INC
REDMOND AUTOMOTIVE	RUSSELL AUTO SALES
REDSKIN AUTO SALES INC	RYAN’S AUTO SALES
REGAL PONTIAC, INC.	S S AUTO INC
REIDSVILLE NISSAN INC	SABISTON MCCABE AUTO SOLUTIONS
REITSMA AUTO SALES INC	SAM GALLOWAY FORD INC.
REVOLUTION MOTORS LLC	SANDERSON AUTO SALES INC
RFJ ENTERPRISES LLC	SANDY SANSING MAZDA INC
RICART FORD USED	SANSING CHEVROLET, INC
RICE AUTO SALES	SATURN OF GREENSBORO
RICE TOYOTA	SATURN OF SARASOTA, INC.
RICHMOND FORD	SAULS MOTOR COMPANY, INC.
RICK CASE ATLANTA	SAVANNAH AUTO
RICK HENDRICK JEEP CHRYSLER	SAVANNAH AUTOMOTIVE GROUP
RIDE AMERICA AUTO SALES	SAVANNAH SPORTS AND IMPORTS
RIDE N DRIVE	SAVANNAH TOYOTA & SCION
RIDE TIME, INC.	SC AUTO SALES
RIGHT PRICE MOTORS, INC	SCARRITT MOTORS INC
RIGHTWAY AUTOMOTIVE CREDIT	SCHAELL MOTORS

DEALER NAME	DEALER NAME
SCHAUMBURG HYUNDAI	SOUTH DAYTON AUTO & TRUCK SERV
SCOGGINS CHEVROLET OLDS BUICK	SOUTH I-75 CHRYSLER DODGE JEEP
SCOTT EVANS NISSAN	SOUTH MOTOR COMPANY OF DADE
SELECT AUTO SALES	SOUTH MOTORS HONDA
SELECT AUTO SALES	SOUTHEAST JEEP EAGLE
SELECT MOTORS OF TAMPA INC.	SOUTHERN AUTO BROKERS
SELECTIVE AUTO SOURCE	SOUTHERN AUTOMOTIVE ENTERPRISE
SERRA AUTOMOTIVE	SOUTHERN CUSTOM MOTORS
SERRA NISSAN VOLKSWAGON	SOUTHERN MOTOR COMPANY
SERRA VISSER NISSAN INC	SOUTHERN STATES NISSAN, INC.
SHAD MITSUBISHI	SOUTHERN TRUST AUTO SALES
SHAMRA LLC	SOUTHFIELD JEEP-EAGLE, INC.
SHARP CARS OF INDY	SOUTHGATE FORD
SHAVER MOTORS OF ALLEN CO INC	SOUTHPORT MOTORS
SHAWNEE MOTORS GROUP	SPACE & ROCKET AUTO SALES
SHEEHAN PONTIAC	SPIRIT CHEVROLET-BUICK INC.
SHEEHY FORD INC	SPIRIT FORD INC
SHELBYVILLE AUTOMOTIVE	SPITZER DODGE
SHERDAN ENTERPRISES LLC	SPITZER MOTOR CITY
SHERIDAN AUTO SALES	SPORT MAZDA
SHERMAN DODGE	SPORTS CENTER IMPORTS INC
SHERWOOD AUTO & CAMPER SALES	ST LOUIS AUTO BROKERS
SHERWOOD OF SALISBURY INC	ST LOUIS CARS & CREDIT INC
SHOALS UNIVERSITY KIA	STANFIELD AUTO SALES
SHOOK AUTO INC	STAR AUTO SALES
SHORELINE AUTO CENTER INC	STAR MOTORS
SHOW ME AUTO MALL INC	STARK AUTO GROUP
SHUTT ENTERPRISES INC	STARK AUTO SALES
SIGN & DRIVE AUTO SALES LLC	STARRS CARS AND TRUCKS, INC
SIGNATURE MOTORS USA LLC	STATE AUT GROUP LLC
SIMPLE AUTO SOLUTIONS LLC	STATE STREET AUTO SALES
SINA AUTO SALES, INC.	STEARNS MOTORS OF NAPLES
SKY AUTOMOTIVE GROUP CORP	STEELE AUTO SALES LLC
SKYLINE MOTORS FO RALEIGH INC	STEPHEN A FINN AUTO BROKER
SMH AUTO	STERLING AUTO SALES
SMITH STOKES CHEV CAD BUICK	STEVE AUSTINS AUTO GROUP INC
SNAP CAR BUYING	STEVE RAYMAN CHEVROLET, LLC
SOLAR AUTO SALES INC	STEWART AUTO GROUP OF
SONS ACURA	STINGRAY CHEVROLET BARTOW LLC
SOURCE AUTOMOTIVE	STL AUTO BROKERS
SOUTH 71 AUTO SALES	STOKES AUTOMOTIVE INC
SOUTH BEACH MOTOR CARS	STOKES BROWN TOYOTA SCION
SOUTH CHARLOTTE PREOWNED AUTO	STOKES HONDA CARS OF BEAUFORT
SOUTH DADE TOYOTA	STOKES KIA

DEALER NAME	DEALER NAME
STOKES MAZDA	TEAM NISSAN OF MARIETTA
STONECREST TOYOTA	TED A REA INC
SUBARU CONCORD	TED’S AUTO SALES, INC.
SUBARU OF KENNESAW LLC	TEMPEST MOTORS
SUBARU OF MCDONOUGH, LLC	TENA AUTOMOTIVE LLC
SUBARU OF PEMBROKE PINES	TENNESSEE AUTO SALES
SUBARU OF PORT RICHEY INC	TENNYSON CHEVROLET, INC.
SUBURBAN AUTO SALES	TERRY LABONTE CHEVROLET
SUBURBAN CHRYSLER JEEP DODGE	TERRY LEE HONDA
SUMMIT CITY CHEVROLET, INC.	TEXON MOTORS LLC
SUMMIT PRE-OWNED OF RALEIGH	THE 3445 CAR STORE, INC.
SUN HONDA	THE AUTO GROUP LLC
SUN TOYOTA	THE AUTO PARK INC
SUNCOAST KIA	THE AUTO STORE
SUNSHINE AUTO BROKERS INC	THE AUTO STORE
SUNSTATE FORD	THE AUTO STORE
SUNTRUP NISSAN VOLKSWAGEN	THE CAR BARN
SUPER AUTO SALES	THE CAR CABANA OF
SUPER AUTO SALES	THE CAR CENTER
SUPER AUTOS MIAMI	THE CAR CENTER, LLC
SUPERIOR ACURA	THE CAR CONNECTION, INC.
SUPERIOR AUTO SALES	THE CAR SHACK
SUPERIOR HYUNDAI SOUTH	THE CAR SHOPPE LLC
SUPERIOR KIA	THE LUXURY AUTOHAUS INC.
SUPERIOR MOTORS	THE TRUCK JUNCTION, INC
SUPERIOR MOTORS NORTH	THOMASVILLE TOYOTA
SUPERIOR PONTIAC BUICK GMC,INC	THORNTON CHEVROLET, INC
SUPERSTORE BUYHERE PAYHERE LLC	THRIFTY CAR SALES
SUSKIS AUTO SALES	THRIFTY OF GRAND RAPIDS
SUTHERLIN NISSAN MALL OF GA.	TIFFIN FORD LINCOLN MERCURY
SUTHERLIN NISSAN OF FT. MYERS	TILLMAN AUTO LLC
SUZUKI OF NASHVILLE	TIM FRENCH SUPER STORES, LLC
SWEENEY BUICK PONTIAC GMC	TIM LALLY CHEVROLET, INC
SWEENEY CHRYSLER DODGE JEEP	TITAN AUTO SALES
TAMIAMI FORD, INC.	TNT AUTO SALES INC
TAMPA HONDALAND	TNT USED AUTO SALES, INC.
TARGET AUTOMOTIVE	TOM BUSH AUTO PLEX
TAYLOR AUTO SALES	TOM GILL CHEVROLET
TAYLOR AUTO SALES INC.	TOM HOLZER FORD
TAYLOR MORGAN INC	TOM KELLEY BUICK GMC PONTIAC
TAYLOR’S AUTO SALES	TOM STENHOUWER AUTO SALES INC
TEAM AUTOMOTIVE	TONY ON WHEELS INC
TEAM CHEVROLET OLDSMOBILE	TONY’S AUTO SALES OF
TEAM HONDA	TOP CAR CHICAGO LLC

DEALER NAME	DEALER NAME
TOP CHOICE AUTO	USA MOTORCARS
TOP GUN AUTO SALES LLC	USED AUTO IMPORTS OF FLORIDA
TOWN & COUNTRY AUTO & TRUCK	USED CAR SUPERMARKET
TOWN & COUNTRY AUTO SALES, LLC	VA CARS INC
TOWN & COUNTRY FORD, INC.	VADEN NISSAN OF STATESBORO
TOWN & COUNTRY SELECT	VAN PAEMEL SALES
TOWN CENTER NISSAN	VANGUARD AUTO CENTER INC
TOWNE EAST AUTO	VANN YORK NISSAN, INC.
TOWNSEND IMPORTS	VANN YORK PONTIAC BUICK GMC
TOYOTA OF ALBANY	VANN YORK PONTIAC, INC.
TOYOTA OF BEDFORD	VANN YORK TOYOTA, INC
TOYOTA OF CINCINNATI CO, INC.	VANS AUTO SALES
TOYOTA OF GOLDSBORO	VANTAGE MOTORS LLC
TOYOTA OF HOLLYWOOD	VARSITY LINCOLN MERCURY
TOYOTA OF MUNCIE	VAS
TOYOTA OF WINTER HAVEN	VELOCITY MOTORS INC
TOYOTA WEST/SCION WEST	VIC CANEVER CHEVROLET INC
TRI-CITY AUTO MART	VICTORIA MOTORS, LLC
TRI-COUNTY CHRYSLER PRODUCTS	VICTORY CHEVROLET LLC
TRINITY AUTOMOTIVE	VICTORY HONDA OF MONROE
TROPICAL AUTO OUTLET	VICTORY NISSAN
TROPICAL AUTO SALES	VILLAGE AUTOMOTIVE
TROY FORD INC	VINCE WHIBBS PONTIAC-GMC
TRUCK TOWN INC	VIP AUTO ENTERPRISES INC
TRYON AUTO MALL	VIP AUTO GROUP, INC.
TWIN CITY CARS INC	VIP AUTO SALES
TWIN CITY NISSAN INC	VIRGINA MOTOR CO.
U.S. AUTO GROUP, INC.	VIZION AUTO
U-DRIVE	VOGUE MOTOR CO INC
U-DRIVE AUTO LLC	VOLVO OF FT. MYERS
UNITED AUTO SALES	WABASH AUTO CARE INC
UNITED MOTOR SPORTS	WADE FORD INC
UNITED SALES AND LEASING, INC	WADE TRUCK & AUTO SALES LLC
UNITED VEHICLE SALES	WADKINS CARS & TRUCKS INC
UNIVERSITY HYUNDAI OF DECATUR	WALDEN AUTOMOTIVE ENTERPRISES
UNIVERSITY MOTORS	WALDORF FORD, INC.
UNIVERSITY NISSAN	WALKER AUTO GROUP
UNLIMITED AUTOMOTIVE	WALKER FORD CO., INC.
UNWIN AUTO SALES LLC	WALT SWEENEY FORD, INC
URBAN AUTO SALES, LLC	WALTERS AUTO SALES AND RENTALS
US 1 CHRYSLER DODGE JEEP	WARSAW BUICK GMC
US MOTORS	WASHINGTON BLVD MOTORS
USA AUTO & LENDING INC	WAYNESVILLE AUTO MART
USA AUTO & TRUCK, INC.	WEINE AUTO SALES EAST

DEALER NAME	DEALER NAME
WEINLE AUTO SALES	WILLETT HONDA SOUTH
WEST CLAY MOTOR COMPANY LLC	WILMINGTON AUTO CENTER
WEST COAST CAR & TRUCK SALES	WINTER PARK AUTO EXCHANGE INC
WEST END AUTO SALES & SERVICE	WORLD AUTO
WEST KENDALL TOYOTA	WORLD AUTO NET INC
WEST SIDE TOYOTA	WORLD AUTO, INC.
WESTSIDE AUTO	WORLD CLASS MOTORS
WESTSIDE MOTOR CO	WORLD FORD STONE MOUNTAIN
WHEEL UNIK AUTOMOTIVE &	WORLEY AUTO SALES
WHEELS & DEALS AUTO SALES	WOW CAR COMPANY
WHEELS & DEALS AUTO SALES OF	XL1 MOTORSPORTS, INC
WHEELS & MOTORS LLC	YADKIN ROAD AUTO MART
WHEELS FOR SALE BY OWNER &	YARK AUTOMOTIVE GROUP, INC
WHEELS MOTOR SALES	YERTON LEASING & AUTO SALES
WHITE FORD CO., INC.	YOUR DEAL AUTOMOTIVE
WHITEWATER MOTOR COMPANY INC	ZAPPIA MOTORS
WHITTEN AUTO CENTER	ZEIGLER CHEVROLET LLC
WHOLESALE DIRECT	ZEIGLER CHRYSLER DODGE JEEP
WILDCAT AUTO SALES